Exhibit 10.3


THIS NOTE AND THE SECURITIES INTO WHICH THIS NOTE IS CONVERTIBLE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR IN ANY OTHER JURISDICTION. THE SECURITIES REPRESENTED HEREBY MAY NOT BE OFFERED, SOLD OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER APPLICABLE SECURITIES LAWS UNLESS OFFERED, SOLD OR TRANSFERRED PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THOSE LAWS.

                       _____% CONVERTIBLE PROMISSORY NOTE

Date: ______, 2004                                         $_________________

         FOR VALUE RECEIVED, LEVEL 8 SYSTEMS, INC., a corporation duly organized under the laws of the State of Delaware (the "BORROWER"), hereby promises to pay to the order of ____________________, a ____________________, or its registered assigns (individually, the "HOLDER," and, collectively with the holders of all other notes of same like and tenor, the "HOLDERS"), the sum of _______________________ ($_________) on March ____, 2004 (the "SCHEDULED
MATURITY DATE"), and to pay interest on the unpaid principal balance hereof at the rate of ________ percent (___%) per annum (except as otherwise provided herein), all as provided in Article I below.

         The term "NOTE" and all references thereto, as used throughout this instrument, shall mean this instrument as originally executed, or if later amended or supplemented, then as so amended or supplemented. This Note is being issued by the Borrower along with similar convertible promissory notes designated as ____% Convertible Promissory Notes (the "OTHER NOTES" and, together with this Note, the "NOTES") pursuant to that certain Securities
Purchase Agreement, dated as of the date hereof, between the Borrower and the signatories thereto (the "SECURITIES PURCHASE AGREEMENT"). The Notes, the Securities Purchase Agreement, the Warrants issued pursuant to the Securities Purchase Agreement (the "WARRANTS") and the Registration Rights Agreement, dated as of the date hereof, between the Borrower and the initial Holders of the Notes (the "REGISTRATION RIGHTS AGREEMENT") are collectively referred to herein as the "TRANSACTION DOCUMENTS." All capitalized terms used but not otherwise defined herein shall have the respective meanings assigned to such terms in the Securities Purchase Agreement.

                                    ARTICLE I
                        PAYMENT OF PRINCIPAL AND INTEREST

         A. Payment of Interest. Interest shall accrue on the unpaid principal balance hereof from the date hereof until the same is paid, whether at maturity, or upon prepayment, repayment, conversion or otherwise. Interest shall be calculated based on a 365 day year and shall be payable on the Scheduled Maturity Date.

         B. Payment of Principal. The principal amount hereof, together with all accrued and unpaid interest thereon, shall be due and payable on the Scheduled Maturity Date. Payment of principal and accrued interest on the Scheduled
Maturity Date shall be made, at the Holder's election but subject to the limitations set forth in Article VIII, (i) in cash, (ii) in such number of duly authorized, validly issued, fully paid and non-assessable shares of Common Stock determined by dividing the aggregate amount due on the Scheduled Maturity Date by ($X.XX) (the "CONVERSION PRICE"), or (iii) in any combination of cash and shares of Common Stock with an aggregate value equal to the principal and interest then due. In the event that the Borrower is prohibited from issuing shares of Common Stock in connection with the payment pursuant to this Paragraph B as a result of the operation of the limitations set forth in Article VIII ("Payment Limitations"), the Borrower shall be required to pay in cash any amounts due hereunder as to which it is so prohibited.

         C. Prepayment. Except as and to the extent otherwise provided herein, no amounts of principal or interest due hereunder may be prepaid by the Borrower without the prior written consent of the Holder.

         D. Manner of Payments. All cash payments of principal and interest shall be made in, and all references herein to monetary denominations shall refer to, lawful money of the United States of America. All payments shall be made at such address as the Holder shall have given or shall hereafter give to the Borrower by written notice made in accordance with the provisions of this Note. If any cash payment to be made hereunder shall be due on a day other than a business day, such payment shall be made on the next succeeding business day and such extension of time shall be included in computing interest in connection with such payment. If any payment due hereunder is not made when due, the Holder shall thereafter be entitled to interest on the unpaid amount at a per annum rate equal to the lower of eighteen percent (18%) and the highest interest rate permitted by applicable law until such amount is paid in full.

                                   ARTICLE II
                                   CONVERSION

         A. Conversion at the Option of the Holder. Subject to the limitations on conversions contained in Article VIII, the Holder may, at any time and from time to time, convert (an "OPTIONAL CONVERSION") all or any portion of the unpaid principal amount hereof and any accrued interest thereon into a number of fully paid and non-assessable shares of Common Stock as is equal to the quotient obtained by dividing (x) the amount of principal and interest being so converted by (y) the Conversion Price then in effect.

         B. Mechanics of Conversion. In order to effect an Optional Conversion, the Holder shall: (x) fax (or otherwise deliver) a copy of the fully executed Notice of Conversion to the Borrower (Attention: Secretary) and (y) surrender or cause to be surrendered this Note, duly endorsed, along with a copy of the Notice of Conversion as soon as practicable thereafter to the Borrower. Upon receipt by the Borrower of a facsimile copy of a Notice of Conversion from the Holder, the Borrower shall promptly send, via facsimile, a confirmation to the Holder stating that the Notice of Conversion has been received, the date upon which the Borrower expects to deliver the Common Stock issuable upon such


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conversion and the name and telephone number of a contact person at the Borrower regarding the conversion. The Borrower shall not be obligated to issue shares of Common Stock upon a conversion unless this Note is delivered to the Borrower as provided above, or the Holder notifies the Borrower that this Note has been lost, stolen or destroyed and delivers the documentation to the Borrower required by Article X.B hereof.

                  (i) Delivery of Common Stock Upon Conversion. Upon the surrender of this Note accompanied by a Notice of Conversion, the Borrower (itself, or through its transfer agent) shall, no later than the later of (a) the tenth (10th) business day following the Conversion Date and (b) the business day following the date of such surrender (or, in the case of lost, stolen or destroyed certificates, after provision of indemnity pursuant to Article X.B) (the "DELIVERY PERIOD"), issue and deliver (i.e., deposit with a nationally recognized overnight courier service postage prepaid) to the Holder or its nominee (x) that number of shares of Common Stock issuable upon conversion of that portion of this Note being converted and (y) a new Note representing the principal balance of this Note not being converted, if any. Notwithstanding the foregoing, if the Borrower's transfer agent is participating in the Depository Trust Company ("DTC") Fast Automated Securities Transfer program, and so long as the certificates therefor do not bear a legend (pursuant to the terms of the Securities Purchase Agreement) and the holder thereof is not then required to return such certificate for the placement of a legend thereon (pursuant to the terms of the Securities Purchase Agreement), the Borrower shall cause its transfer agent to promptly electronically transmit the Common Stock issuable upon conversion to the Holder by crediting the account of the Holder or its nominee with DTC through its Deposit Withdrawal Agent Commission system ("DTC TRANSFER"). If the aforementioned conditions to a DTC Transfer are not satisfied, the Borrower shall deliver as provided above to the Holder physical certificates representing the Common Stock issuable upon conversion. Further, the Holder may instruct the Borrower to deliver to the Holder physical certificates representing the Common Stock issuable upon conversion in lieu of delivering such shares by way of DTC Transfer.

                  (ii) Taxes. The Borrower shall pay any and all taxes that may be imposed upon it with respect to the issuance and delivery of the shares of Common Stock upon the conversion of this Note.

                  (iii) No Fractional Shares. If any conversion of this Note would result in the issuance of a fractional share of Common Stock (aggregating the entire amount of principal and interest being converted pursuant to a given Notice of Conversion), such fractional share shall be payable in cash based upon the Conversion Price of the Common Stock at such time, and the number of shares of Common Stock issuable upon conversion of this Note shall be the next lower whole number of shares. If the Borrower elects not to, or is unable to, make such a cash payment, the holder shall be entitled to receive, in lieu of the final fraction of a share, one whole share of Common Stock.

                  (iv) Conversion Disputes. In the case of any dispute with respect to a conversion, the Borrower shall promptly issue such number of shares of Common Stock as are not disputed in accordance with subparagraph (i) above. If such dispute involves the calculation of the Conversion Price, and such dispute is not promptly resolved by discussion between the Holders and the Borrower, the Borrower shall submit the disputed calculations to an independent


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


outside accountant (which accountant shall be subject to the reasonable approval of the Majority Holders) via facsimile within three business days of receipt of the Notice of Conversion. The accountant shall promptly audit the calculations and notify the Borrower and the Holders of the results no later than three business days from the date it receives the disputed calculations. The accountant's calculation shall be deemed conclusive, absent manifest error, and the party whose proposed calculation is further from the calculation determined by the accountant shall bear all of the accountant's expenses (which, if the disputing Holders are the non-prevailing party, shall be allocated pro rata among such disputing Holders). The Borrower shall then issue the appropriate number of shares of Common Stock in accordance with subparagraph (i) above.

                  (v) Payment of Accrued Amounts. Upon conversion of any unpaid principal amount of this Note, all accrued interest on such amount through and including the Conversion Date shall be paid on the Conversion Date in accordance with one of the permitted payment methods set forth in Article I.A above.

                                   ARTICLE III
                      RESERVATION OF SHARES OF COMMON STOCK

         A. Reserved Amount. On or prior to the Issuance Date, the Borrower shall reserve ______________ shares of its authorized but unissued shares of Common Stock for issuance upon conversion of the Notes pursuant to Article II, and, thereafter, the number of authorized but unissued shares of Common Stock so reserved (the "RESERVED AMOUNT") shall at all times be sufficient to provide for the full conversion of all of the Notes outstanding at the then current Conversion Price thereof (without giving effect to the limitations contained in Article VIII). The Reserved Amount shall be allocated among the Holders as provided in Article X.C.

                                   ARTICLE IV
                         FAILURE TO SATISFY CONVERSIONS

         A. Conversion Defaults. If, at any time, (i) the Holder submits a Notice of Conversion and the Borrower fails for any reason (other than because such issuance would exceed the Holder's allocated portion of the Reserved Amount, for which failures the holders shall have the remedies set forth in
Article III) to deliver, on or prior to the fifth business day following the expiration of the Delivery Period for such conversion, such number of freely tradable shares of Common Stock to which the Holder is entitled upon such conversion, (such event being a "CONVERSION DEFAULT"), then the Holder may elect, at any time and from time to time prior to the Default Cure Date for such Conversion Default, by delivery of a Default Notice to the Borrower, to have all or any portion of the unpaid principal amount hereof and accrued interest thereto paid by the Borrower in cash.

                                    ARTICLE V
                                EVENTS OF DEFAULT

         A. Events of Default. In the event (each of the events described in clauses (i)-(v) below after expiration of the applicable cure period (if any) being an "EVENT OF DEFAULT"):

                  (i) the Borrower fails to pay in full the principal hereof, and/or the accrued and unpaid interest thereon, when due, whether at maturity, upon acceleration or otherwise;

                  (ii) the Borrower provides written notice (or otherwise indicates) to the Holder, or states by way of public announcement distributed via a press release, at any time, of its intention not to issue, or otherwise refuses to issue, shares of Common Stock to the Holder upon conversion in accordance with the terms of this Note;

                  (iii) the Borrower or any subsidiary of the Borrower shall make an assignment for the benefit of creditors, or apply for or consent to the appointment of a receiver or trustee for it or for a substantial part of its property or business, or such a receiver or trustee shall otherwise be appointed;

                  (iv) bankruptcy, insolvency, reorganization or liquidation proceedings or other proceedings for the relief of debtors shall be instituted by or against the Borrower or any subsidiary of the Borrower and if instituted against the Borrower or any subsidiary of the Borrower by a third party, shall not be dismissed within 60 days of their initiation; or

                  (v) except with respect to matters covered by subparagraph (i)
- (iv) above, as to which such applicable subparagraphs shall apply, the Borrower otherwise shall breach any material term hereunder or under the other Transaction Documents, including, without limitation, the representations and warranties contained therein (i.e., in the event of a material breach as of the date such representation and warranty was made) and if such breach is curable, shall fail to cure such breach within thirty business days after the Borrower has been notified thereof in writing by the Holder; then, upon the occurrence of any such Event of Default, at the option of the Holder, exercisable in whole or in part at any time and from time to time by delivery of a written notice to such effect (a "DEFAULT NOTICE") to the Borrower while such Event of Default continues, the Borrower shall pay the outstanding principal amount of this Note and accrued and unpaid interest thereon (The "Default Amount"), provided, however, that (a) in the case of an Event of Default described in clauses (iii) and (iv) of this Article V.A, the Borrower's obligation hereunder shall be automatic and shall not require the delivery of a Default Notice by the Holder. Such Default Amount, together with all other ancillary amounts payable hereunder, shall immediately become due and payable, all without demand, presentment or notice, all of which are hereby expressly waived, together with all costs, including, without limitation, legal fees and expenses of collection, and the Holder shall be entitled to exercise all other rights and remedies available at law or in equity. Upon the Borrower's receipt of any Default Notice hereunder, the Borrower shall immediately (and in any event within five business days following such receipt) deliver a written notice (a "DEFAULT ANNOUNCEMENT") to all Holders of the Notes stating the date upon which the Borrower received such Default Notice and the amount of the Notes covered thereby. Following the delivery of a Default Announcement hereunder, at any time and from time to time, the Holder may request (either orally or in writing) information from the Borrower with respect to the instant default (including, but not limited to, the aggregate principal amount outstanding of Notes covered by Default Notices received by the Borrower) and the Borrower shall furnish (either orally or in writing) as soon as practicable such requested information to the Holder.

         B. Failure to Pay Default Amounts. If the Borrower fails to pay the Holder the Default Amount with respect to any Note within five business days after its receipt of a Default Notice (the "PREPAYMENT DATE"), then the Holder shall be entitled to interest on the Default Amount at a per annum rate equal to the lower of eighteen percent (18%) and the highest interest rate permitted by applicable law from the date on which the Borrower receives the Default Notice until the date of payment of the Default Amount hereunder. In the event the Borrower is not able to pay the outstanding Notes required to be paid hereunder the Borrower shall pay the outstanding Notes from each Holder pro rata, based on the total amounts due on the Notes at the time of default..

                                   ARTICLE VI
                       ADJUSTMENTS TO THE CONVERSION PRICE

         The Conversion Price shall be subject to adjustment from time to time as follows:

         A. Stock Splits, Stock Dividends, Etc. If, at any time on or after the Issuance Date, the number of outstanding shares of Common Stock is increased by a stock split, stock dividend, combination, reclassification or other similar event, the Conversion Price shall be proportionately reduced, or of the number of outstanding shares of Common Stock is decreased by a reverse stock split, combination, reclassification or other similar event, the Conversion Price shall be proportionately increased. In such event, the Borrower shall notify the Borrower's transfer agent of such change on or before the effective date thereof.

         B. Merger, Consolidation, Etc. If, at any time after the Issuance Date, there shall be (i) any reclassification or change of the outstanding shares of Common Stock (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), (ii) any consolidation or merger of the Borrower with any other entity (other than a merger in which the Borrower is the surviving or continuing entity and its capital stock is unchanged), (iii) any sale or transfer of all or substantially all of the assets of the Borrower or (iv) any share exchange or other transaction pursuant to which all of the outstanding shares of Common Stock are converted into other securities or property (each of (i) - (iv) above being a "CORPORATE CHANGE"), then the Holder shall thereafter have the right to receive upon conversion, in lieu of the shares of Common Stock otherwise issuable, such shares of stock, securities and/or other property as would have been issued or payable in such Corporate Change with respect to or in exchange for the number of shares of Common Stock which would have been issuable upon conversion had such Corporate Change not taken place (without giving effect to the limitations contained in Article VIII), and in any such case, appropriate provisions (in form and substance reasonably satisfactory to the Majority Holders) shall be made with respect to the rights and interests of the Holder hereunder to the end that the economic value of this Note are in no way diminished by such Corporate Change and that the provisions hereof (including, without limitation, in the case of any such consolidation, merger or sale in which the successor entity or purchasing entity is not the Borrower, an immediate adjustment of the Conversion Price so that the Conversion Price immediately after the Corporate Change reflects the same relative value as compared to the value of the surviving entity's common stock that existed between the Conversion Price and the value of the Borrower's Common Stock immediately prior to such Corporate Change) shall thereafter be applicable, as nearly as may be practicable in relation to any shares of stock or securities thereafter deliverable upon the conversion thereof. The Borrower shall not effect any Corporate Change unless the resulting successor or acquiring entity (if not the Borrower) assumes by written instrument (in form and substance reasonable satisfactory to the Holder) the obligations under this Note (including, without limitation, the obligation to make interest payments accrued but unpaid through the date of such consolidation, merger or sale and accruing thereafter). The above provisions shall apply regardless of whether or not there would have been a sufficient number of shares of Common Stock authorized and available for issuance upon conversion of this Note as of the date of such transaction, and shall similarly apply to successive reclassifications, consolidations, mergers, sales, transfers or share exchanges.

         C. Distributions. If, at any time after the Issuance Date, the Borrower shall declare or make any distribution of its assets (or rights to acquire its assets) to holders of Common Stock as a partial liquidating dividend, by way of return of capital or otherwise (including any dividend or distribution to the Borrower's stockholders in cash or shares (or rights to acquire shares) of capital stock of a subsidiary (i.e., a spin-off)) (a "DISTRIBUTION"), then the Holder shall be entitled, upon any conversion of this Note after the date of record for determining stockholders entitled to such Distribution (or if no such record is taken, the date on which such Distribution is declared or made), to receive the amount of such assets which would have been payable to the Holder with respect to the shares of Common Stock issuable upon such conversion (without giving effect to the limitations contained in Article VIII) had the Holder been the holder of such shares of Common Stock on the record date for the determination of stockholders entitled to such Distribution (or if no such record is taken, the date on which such Distribution is declared or made).

         D. Convertible Securities and Purchase Rights. If, at any time after the Issuance Date, the Borrower issues any securities or other instruments which are convertible into or exercisable or exchangeable for Common Stock ("CONVERTIBLE SECURITIES") or options, warrants or other rights to purchase or subscribe for Common Stock or Convertible Securities ("PURCHASE RIGHTS") pro rata to the record holders of the Common Stock, whether or not such Convertible Securities or Purchase Rights are immediately convertible, exercisable or exchangeable, then the Holder shall be entitled, upon any conversion of this Note after the date of record for determining stockholders entitled to receive such Convertible Securities or Purchase Rights (or if no such record is taken, the date on which such Convertible Securities or Purchase Rights are issued), to receive the aggregate number of Convertible Securities or Purchase Rights which the Holder would have received with respect to the shares of Common Stock issuable upon such conversion (without giving effect to the limitations contained in Article VIII) had the Holder been the holder of such shares of Common Stock on the record date for the determination of stockholders entitled to receive such Convertible Securities or Purchase Rights (or if no such record is taken, the date on which such Convertible Securities or Purchase Rights were issued).

         F. Notice of Adjustments. Upon the occurrence of each adjustment or readjustment of the Conversion Price pursuant to this Article VI amounting to a more than ten percent (10%) change in such Conversion Price, or any change in the number or type of stock, securities and/or other property issuable upon conversion of the Notes, the Borrower, at its expense, shall promptly compute such adjustment or readjustment or change and prepare and furnish to the Holder a certificate setting forth such adjustment or readjustment or change and showing in detail the facts upon which such adjustment or readjustment or change is based. The Borrower shall, upon the written request at any time of the Holder, furnish to the Holder a like certificate setting forth (i) such adjustment or readjustment or change, (ii) the Conversion Price at the time in effect and (iii) the number of shares of Common Stock and the amount, if any, of other securities or property which at the time would be received upon conversion of the Notes.

                                   ARTICLE VII
                            NOTICE OF CERTAIN ACTIONS

         A. Notice Rights. The Borrower shall provide the Holder with prior notification of any meeting of the stockholders (and copies of proxy materials and other information sent to stockholders). If the Borrower takes a record of its stockholders for the purpose of determining stockholders entitled to (i) receive payment of any dividend or other distribution, any right to subscribe for, purchase or otherwise acquire (including by way of merger, consolidation or recapitalization) any share of any class or any other securities or property, or to receive any other right, or (ii) to vote in connection with any proposed sale, lease or conveyance of all or substantially all of the assets of the Borrower, or any proposed merger, consolidation, liquidation, dissolution or winding up of the Borrower, the Borrower shall mail a notice to the Holder, promptly, but in no event earlier than public announcement of such proposed transaction, of the date on which any such record is to be taken for the purpose of such vote, dividend, distribution, right or other event, and a brief statement regarding the amount and character of such vote, dividend, distribution, right or other event to the extent known at such time.

                                  ARTICLE VIII
          LIMITATIONS ON CERTAIN CONVERSIONS, REDEMPTIONS AND TRANSFERS

         In no event shall the Borrower issue Common Stock to the Holder in connection with the repayment of this Note pursuant to Article I.B, and in no event shall the Holder have the right to effect an Optional Conversion of this
Note into shares of Common Stock or to dispose of this Note to the extent that such repayment, conversion or right to effect such conversion or disposition would result in the Holder and its affiliates together beneficially owning more than 4.99% of the outstanding shares of Common Stock. For purposes of this
Article VIII,  beneficial  ownership  shall be  determined  in  accordance  with
Section 13(d) of the Securities Exchange Act of 1934, as amended, and Regulation 13D-G thereunder.

The restriction contained in this Article VIII may not be altered, amended, deleted or changed in any manner whatsoever unless the holders of a majority of the outstanding shares of Common Stock and the Holder shall approve, in writing, such alteration, amendment, deletion or change. In the event that the Borrower is prohibited from issuing shares of Common Stock in connection with the repayment of this Note pursuant to Article I.B as a result of the operation of this Article VIII, the Borrower shall make such repayment in cash.


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                                   ARTICLE IX
                               CERTAIN DEFINITIONS

         For purposes of this Note, in addition to the other terms defined herein, the following terms shall have the following meanings:

         A. "BUSINESS DAY" means any day, other than a Saturday or Sunday or a day on which banking institutions in the State of New York are authorized or obligated by law, regulation or executive order to close.

         B. "COMMON STOCK" means the common stock of the Borrower, par value $0.001 per share.

         C. "CONVERSION DATE" means, as applicable, (i) for any Optional Conversion (as defined in Article II.A), the date specified in the notice of conversion in the form attached hereto (the "NOTICE OF CONVERSION"), so long as a copy of the Notice of Conversion is faxed (or delivered by other means resulting in notice) to the Borrower before 11:59 p.m., New York City time, on the Conversion Date indicated in the Notice of Conversion; provided, however, that if the Notice of Conversion is not so faxed or otherwise delivered before such time, then the Conversion Date shall be the date the holder faxes or otherwise delivers the Notice of Conversion to the Borrower.

         D. "CONVERSION PRICE" means $X.XX, and shall be subject to adjustment as provided herein.

         E. "DEFAULT CURE DATE" means, as applicable, (i) with respect to a Conversion Default described in clause (i) of Article IV.A, the date the Borrower effects the conversion of the full amount of this Note being converted,
(ii) with respect to a Conversion Default described in clause (ii) of Article IV.A, the date the Borrower issues shares of Common Stock in satisfaction of the conversion of the full amount of this Note being converted in accordance with
Article II, or (iii) with respect to either type of a Conversion Default, the date on which the Borrower prepays this Note pursuant to Article IV.A.

         F. "ISSUANCE DATE" means the date of the closing under the Securities Purchase Agreement, pursuant to which the Borrower issued, and such purchasers purchased, the Notes.

         G. "MAJORITY HOLDERS" means the holders of a majority of the aggregate principal amount and accrued interest represented by the then outstanding Notes.

                                    ARTICLE X
                                  MISCELLANEOUS

         A. Failure or Indulgency Not Waiver. No failure or delay on the part of any Holder in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege.

         B. Lost or Stolen Notes. Upon receipt by the Borrower of (i) evidence of the loss, theft, destruction or mutilation of any Note and (ii) (y) in the case of loss, theft or destruction, of indemnity (without any bond or other


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security)  reasonably  satisfactory  to the  Borrower,  or (z)  in the  case  of mutilation, the Note (surrendered for cancellation), the Borrower shall execute and deliver a new Note of like tenor and date. However, the Borrower shall not be obligated to reissue such lost, stolen, destroyed or mutilated Note if the Holder contemporaneously requests the Borrower to convert such Note.

         C. Allocation of Reserved Amount. The initial Reserved Amount shall be allocated pro rata among the Holders of the Notes based on the principal amount of Notes issued to each Holder. Any increase to the Reserved Amount shall be allocated pro rata among the Holders of the Notes based on the principal amount of Notes held by each Holder at the time of the increase in the Reserved Amount. In the event a Holder shall sell or otherwise transfer any of such Holder's
Notes, each transferee shall be allocated a pro rata portion of such transferor's Reserved Amount. Any portion of the Reserved Amount which remains allocated to any person or entity which does not hold any Notes shall be allocated to the remaining Holders of the Notes, pro rata based on the principal balance of Notes then held by such Holders.

         D. Status as Stockholder. Upon submission of a Notice of Conversion by the Holder, (i) the shares covered thereby (other than the shares, if any, which cannot be issued because their issuance would exceed the Holder's allocated portion of the Reserved Amount) shall be deemed converted into shares of Common Stock and (ii) the Holder's rights as a holder of such converted Note shall cease and terminate, excepting only the right to receive certificates for such shares of Common Stock and to any remedies provided herein or otherwise available at law or in equity to the Holder because of a failure by the Borrower to comply with the terms of this Note. Notwithstanding the foregoing, if the Holder has not received certificates for all shares of Common Stock prior to the Sixth (6th) business day after the expiration of the Delivery Period with respect to a conversion of this Note for any reason, then (unless the Holder otherwise elects to retain its status as a holder of Common Stock by so notifying the Borrower within five business days after the expiration of such six business day period after expiration of the Delivery Period) the Holder shall regain the rights of a holder of this Note and the Borrower shall, as soon as practicable, return such unconverted Note to the Holder. In all cases, the Holder shall retain all of its rights and remedies for the Borrower's failure to convert this Note.

         E. Remedies Cumulative. The remedies provided in this Note shall be cumulative and in addition to all other remedies available under this Note, at law or in equity (including a decree of specific performance and/or other injunctive relief), and nothing herein shall limit the Holder's right to pursue actual damages for any failure by the Borrower to comply with the terms of this Note. The Borrower acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Holder and that the remedy at law for any such breach may be inadequate. The Borrower therefore agrees, in the event of any such breach or threatened breach, that the Holder shall be entitled, in addition to all other available remedies, to an injunction restraining any breach, without the necessity of showing economic loss and without any bond or other security being required.

         F. Waiver. Notwithstanding any provision in this Note to the contrary, any provision contained herein and any right of the Holder granted hereunder may be waived as to all Notes (and the Holders thereof) upon the written consent of the Majority Holders, unless a higher percentage is required by applicable law,


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


in which case the written consent of the Holders of not less than such higher percentage of Notes shall be required.

         G. Notices. Any notices required or permitted to be given under the terms hereof shall be sent by certified or registered mail (return receipt requested) or delivered personally, by responsible overnight carrier or by confirmed facsimile, and shall be effective five days after being placed in the mail, if mailed, or upon receipt or refusal of receipt, if delivered personally or by responsible overnight carrier or confirmed facsimile, in each case addressed to a party. The addresses for such communications are:

                  (i) if to the Borrower, to:

                                              Level 8 Systems, Inc.
                                              214 Carnegie Center, Suite 303
                                              Princeton, New Jersey 08540
                                              Attn:    John P. Broderick

                  With a Copy to:             Lemery Greisler LLC
                                              10 Railroad Place
                                              Saratoga Springs, New York 12866
                                              Attn:    Robert J. May, Jr., Esq.


                  (ii) if to the Holder, to the address set forth under the Holder's name on the execution page to the Securities Purchase Agreement, or such other address as may be designated in writing hereafter, in the same manner, by such person.

         H. Amendment Provision. This Note and any provision hereof may be amended only by an instrument in writing signed by the Borrower and the Holder.

         I. Assignability. This Note shall be binding upon the Borrower and its successors and assigns and shall inure to the benefit of the Holder and its successors and assigns. Notwithstanding anything to the contrary contained in this Note or the Transaction Documents, this Note may be pledged and all rights of the Holder under this Note may be assigned to any affiliate or to any other person or entity without the consent of the Borrower.

         J. Cost of Collection. If an Event of Default occurs hereunder, the Borrower shall pay the Holder hereof costs of collection, including reasonable attorneys' fees.

         K. Governing Law; Jurisdiction. This Note shall be governed by and construed in accordance with the laws of the State of Delaware applicable to contracts made and to be performed in the State of Delaware. The Borrower irrevocably consents to the jurisdiction of the United States federal courts and the state courts located in the County of New Castle, State of Delaware, in any suit or proceeding based on or arising under this Note and irrevocably agrees that all claims in respect of such suit or proceeding may be determined in such courts. The Borrower irrevocably waives the defense of an inconvenient forum to


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


the maintenance of such suit or proceeding in such forum. The Borrower further agrees that service of process upon the Borrower mailed by first class mail shall be deemed in every respect effective service of process upon the Borrower in any such suit or proceeding. Nothing herein shall affect the right of the Holder to serve process in any other manner permitted by law. The Borrower agrees that a final non-appealable judgment in any such suit or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on such judgment or in any other lawful manner.

         L. Denominations. At the request of the Holder, upon surrender of this Note, the Borrower shall promptly issue new Notes in the aggregate outstanding principal amount hereof, in the form hereof, in such denominations of at least $25,000 as the Holder shall request.

         M. Certain Waivers. The Borrower and each endorser hereby waive presentment, notice of nonpayment or dishonor, protest, notice of protest and all other notices in connection with the delivery, acceptance, performance, default or enforcement of payment of this Note, and hereby waive all notice or right of approval of any extensions, renewals, modifications or forbearances which may be allowed.

         N. Severability. If any provision of this Note shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Note or the validity or enforceability of this Note in any other jurisdiction.

         O. Maximum Interest Rate. If the effective interest rate on this Note would otherwise violate any applicable usury law, then the interest rate shall be reduced to the maximum permissible rate and any payment received by the Holder in excess of the maximum permissible rate shall be treated as a prepayment of the principal of this Note.



                  [REMAINDER OF PAGE LEFT BLANK INTENTIONALLY]

         IN WITNESS WHEREOF, the Borrower has caused this Note to be executed by its duly authorized officer as of the date first written above.


                            LEVEL 8 SYSTEMS, INC.


                            By:
                               -------------------------------------------------
                               John P. Broderick
                               Chief Financial Officer, Chief Operating Officer


                 [SIGNATURE PAGE TO CONVERTIBLE PROMISSORY NOTE]





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


                                    EXHIBIT A
                          NOTICE OF OPTIONAL CONVERSION


To:      Level 8 Systems, Inc.
         214 Carnegie Center, Suite 303
         Princeton, New Jersey 08540
         Attention:  John P. Broderick,
         Chief Financial Officer

The undersigned hereby irrevocably elects to convert $____________ of the outstanding principal balance of, and accrued interest on, the Note (the "CONVERSION"), into shares of common stock ("COMMON STOCK") of Level 8 Systems, Inc. (the "CORPORATION") according to the conditions of the ____% Convertible Promissory Note dated March ___, 2004 (the "NOTE"), as of the date written below. If securities are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto. No fee will be charged to the holder for any conversion, except for transfer taxes, if any. The original of the Note is attached hereto (or evidence of loss, theft or destruction thereof).

Except as may be provided below, the Corporation shall electronically transmit the Common Stock issuable pursuant to this Notice of Conversion to the account of the undersigned or its nominee (which is ________________) with DTC through its Deposit Withdrawal Agent Commission System ("DTC TRANSFER").

In the event of partial exercise, please reissue an appropriate Note(s) for the principal balance which shall not have been converted.

The undersigned acknowledges and agrees that all offers and sales by the undersigned of the securities issuable to the undersigned upon conversion of the Note have been or will be made only pursuant to an effective registration of the transfer of the Common Stock under the Securities Act of 1933, as amended (the "ACT"), or pursuant to an exemption from registration under the Act.

Check Box if Applicable:

[ ] In lieu of receiving the shares of Common Stock issuable pursuant to this Notice of Conversion by way of DTC Transfer, the undersigned hereby requests that the Corporation issue and deliver to the undersigned or its nominee (if applicable) physical certificates representing such shares of Common Stock.

           Date of Conversion:
                              -------------------------------------------------

           Applicable Conversion Price:
                                       ----------------------------------------
           Number of Shares of
           Common Stock to be Issued:
                                     ------------------------------------------

           Signature:
                     ----------------------------------------------------------

           Name:
                ---------------------------------------------------------------

           Address:
                   ------------------------------------------------------------




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